EXHIBIT D

                 REGISTRATION RIGHTS FOR REGISTRABLE SECURITIES


               This REGISTRATION RIGHTS AGREEMENT dated as of March 2, 2001 is made and entered into by and between Tengtu International Corp., a Delaware corporation ("TENGTU"), and Orion Capital Incorporated, a corporation organized under the laws of Ontario ("ORION").

               WHEREAS, Tengtu and Orion entered into an Amended Loan Agreement dated December 21, 2000 pursuant to which, among other things, Orion loaned Tengtu the principal sum of U.S.$1,004,743.93 and Tengtu issued Orion warrants to purchase 670,000 shares of Tengtu's common stock, par value $.01 per share; and

               WHEREAS, Orion and Tengtu desire to enter into an additional loan agreement (the "LOAN AGREEMENT") pursuant to which Orion will lend Tengtu an additional U.S.$1,000,000.00 on the terms and conditions set forth therein,

               WHEREAS, in order to induce Orion to enter into the additional loan agreement, and as a condition precedent to such loan, the additional loan agreement requires that Tengtu enter into this Agreement;

               NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. REQUESTED REGISTRATIONS.

               (a) REGISTRATION REQUESTS. At any time, upon the written request (a "REQUESTED REGISTRATION") of Orion or any of its Transferees (the "REQUESTING HOLDERS") requesting that Tengtu effect the registration under the Securities Act of all of such Requesting Holders' Registrable Securities (such term, and other capitalized terms used herein shall have its meaning set forth in SECTION
9) and specifying the number of Registrable Securities to be registered and the intended method of disposition thereof, Tengtu thereupon will use its best efforts to effect the registration under the Securities Act of the Registrable Securities which Tengtu has been so requested to register by such Requesting Holder or Requesting Holders, all to the extent required to permit the disposition (in accordance with the intended method thereof) of the Registrable Securities to be so registered. Notwithstanding the foregoing, Tengtu may postpone taking action with respect to a Requested Registration for a reasonable period of time after receipt of the original request (not exceeding ninety (90) days) if, in the good faith opinion of the Board of Directors, effecting the registration would require Tengtu to make public disclosure of information the public disclosure of which would have a material adverse effect upon Tengtu, PROVIDED that Tengtu shall not delay such action pursuant to this sentence more than once in any twelve (12) month period. Subject to PARAGRAPH (E), Tengtu may include in such registration other securities of the same class as the Registrable Securities for sale for its own account or for the account of any other Person. Neither Tengtu nor any of its shareholders shall have the right

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to include any of Tengtu's securities (other than Registrable Securities) in a registration statement to be filed as part of a Requested Registration unless
(i) such securities are of the same class as the Registrable Securities, (ii) the holders of a majority of the Registrable Securities covered by such registration statement consent to such inclusion in writing and (iii) if such Requested Registration is an underwritten offering, Tengtu or such shareholders, as applicable, agree in writing to sell, subject to PARAGRAPH (D), their securities on the same terms and conditions as apply to the Registrable Securities being sold. If any shareholders of Tengtu (other than the holders of Registrable Securities in such capacity) register securities of Tengtu in a Requested Registration in accordance with this Section, such holders shall pay the fees and expenses of their counsel and their PRO RATA share, on the basis of the respective amounts of the securities included in such registration on behalf of each such holder, of the Registration Expenses if the Registration Expenses for such registration are not paid by Tengtu for any reason.

               (b) REGISTRATION STATEMENT FORM. Tengtu may, if permitted by law, effect any Requested Registration by the filing of a registration statement on Form S-3 unless the holders of a majority of the Registrable Securities to which such registration relates (or, if such registration involves an underwritten Public Offering, the Managing Underwriter) shall notify Tengtu in writing that, in the judgment of such holders (or, if applicable, such Managing Underwriter), the use of a more detailed form specified in such notice is of material importance to the success of the Public Offering of such Registrable Securities, in which case such registration shall be effected on the form so specified.

               (c) REGISTRATION EXPENSES. Tengtu will pay all Registration Expenses incurred in connection with the Requested Registrations. The Registration Expenses incurred in connection with each other Requested Registration shall be allocated among all Persons (including Tengtu) on whose behalf securities of Tengtu are included in such registration, PRO RATA on the basis of the respective amounts of the securities then being registered on their behalf.

               (d) PRIORITY IN CUTBACK REGISTRATIONS. If a Requested Registration becomes a Cutback Registration, Tengtu will include in any such registration to the extent of the number which the Managing Underwriter advises Tengtu can be sold in such offering (i) FIRST, Registrable Securities requested to be included in such registration by the Requesting Holders, PRO RATA on the basis of the number of Registrable Securities requested to be included by such Requesting Holders, (ii) SECOND, other securities of Tengtu proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among Tengtu and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such Requested Registration.

               SECTION 2. PIGGYBACK REGISTRATIONS.

               (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. Notwithstanding any limitation contained in SECTION 1, if Tengtu at any time proposes after the date hereof to effect a Piggyback Registration, it will each such time give prompt written notice (a "NOTICE OF PIGGYBACK REGISTRATION"), at least thirty (30) days prior to the anticipated filing date, to all holders of

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Registrable Securities of its intention to do so and of such holders' rights under this SECTION 2, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities. Upon the written request of any such holder made within thirty (30) days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), Tengtu will use its best efforts to include in the registration statement relating to such Piggyback Registration all Registrable Securities which Tengtu has been so requested to register. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, Tengtu shall determine for any reason not to register or to delay registration of such securities, Tengtu may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of any Requesting Holder entitled to do so to request that such registration be effected as a Requested Registration under SECTION 1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this SECTION 2 shall relieve Tengtu of its obligations to effect a Requested Registration to the extent permitted and in accordance with SECTION 1.

(b) REGISTRATION EXPENSES. Tengtu will pay all Registration Expenses incurred in connection with any Piggyback Registration.

(c) PRIORITY IN CUTBACK REGISTRATIONS. If a Piggyback Registration becomes a Cutback Registration, Tengtu will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises Tengtu can be sold in such offering:

               (i) if such registration as initially proposed by Tengtu was solely a primary registration of its securities, (x) FIRST, the securities proposed by Tengtu to be sold for its own account, (y) SECOND, any Registrable Securities requested to be included in such registration by Requesting Holders, PRO RATA on the basis of the number of Registrable Securities requested to be included by such holders, and
         (z) THIRD, any other securities of Tengtu proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among Tengtu and such holders; and

               (ii) if such registration as initially proposed by Tengtu was in whole or in part requested by holders of securities of Tengtu, other than holders of Registrable Securities in their capacities as such, pursuant to demand registration rights, (x) FIRST, such securities held by the holders initiating such registration and, if applicable, any securities proposed by Tengtu to be sold for its own account, allocated in accordance with the priorities then existing among Tengtu and such holders, (y) SECOND, any Registrable Securities requested to be included in such registration by Requesting Holders, PRO RATA on the basis of the

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         number of Registrable Securities requested to be included by such holders, and (z) THIRD, any other securities of Tengtu proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among Tengtu and the holders of such other securities;

and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

               (d) TERMINATION. The right of any holder of Registrable Securities to participate in Piggyback Registrations shall terminate at such time as all Registrable Securities owned by such holder can be sold in any three-month period under Rule 144.

               SECTION 3. REGISTRATION PROCEDURES. If and whenever Tengtu is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to SECTION 1 or SECTION 2, Tengtu will use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition thereof specified by the Requesting Holders. Without limiting the foregoing, Tengtu in each such case will, as expeditiously as possible:

               (a) prepare and file with the Commission (in the case of a Requested Registration, not later than forty-five (45) days after Tengtu's receipt of the request therefor from the Requesting Holders) the requisite registration statement to effect such registration and use its best efforts to cause such registration statement to become effective, PROVIDED that as far in advance as practical before filing such registration statement or any amendment thereto, Tengtu will furnish to the Requesting Holders copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits) and will consider in good faith comments with respect to any such drafts made by the Requesting Holders or their legal counsel, and, without limiting the foregoing, any such holder shall have the opportunity to object to any information pertaining solely to such holder that is contained therein and Tengtu will make the corrections reasonably requested by such holder with respect to such information prior to filing any such registration statement or amendment;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) one hundred eighty
(180) days after such registration statement becomes effective;

               (c) promptly notify each Requesting Holder and the underwriter or underwriters, if any:

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               (i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

               (ii) of any written comments from the Commission with respect to any filing and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

               (iii) of the notification to Tengtu by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

               (iv) of the receipt by Tengtu of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

               (d) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

               (e) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that Tengtu shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this PARAGRAPH (E) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction solely by reason of such registration or qualification or (iii) to consent to general service of process in any jurisdiction;

               (f) cause its officers and other key employees to cooperate with such marketing efforts (including by attending and participating in customary "road show" presentations) as any Managing Underwriter shall advise is reasonably necessary in order to effect the sale of Registrable Securities without any material reduction in the selling price anticipated to be received for the securities to be sold;

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               (g) furnish to each Requesting Holder a signed counterpart, addressed to such holder (and the underwriters, if any), of

               (i) an opinion of counsel for Tengtu, dated the effective date of such registration statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), and

               (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified Tengtu's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities;

               (h) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen
(18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder (or any successor provision);

               (j) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

               (k) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on

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which any of the securities of the same class as the Registrable Securities are then listed.

               Tengtu may require each holder of Registrable Securities as to which any registration is being effected to, and each such holder, as a condition to including Registrable Securities in such registration, shall, furnish Tengtu with such information and affidavits regarding such holder and the distribution of such securities as Tengtu may from time to time reasonably request in writing in connection with such registration.

               Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from Tengtu of the happening of any event of the kind described in PARAGRAPH (H), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by PARAGRAPH (H) and, if so directed by Tengtu, will deliver to Tengtu (at Tengtu's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event Tengtu shall give any such notice, the period referred to in PARAGRAPH (B) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to PARAGRAPH (H) and to and including the date when each holder of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by PARAGRAPH (H).

               SECTION 4. UNDERWRITTEN OFFERINGS.

               (a) UNDERWRITTEN REQUESTED OFFERINGS. In the case of any underwritten Public Offering being effected pursuant to a Requested Registration, the Managing Underwriter and any other underwriter or underwriters with respect to such offering shall be selected, after consultation with Tengtu, by the holders of a majority of the Registrable Securities to be included in such underwritten offering with the consent of Tengtu, which consent shall not be unreasonably withheld. Tengtu shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in
SECTION 6. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Tengtu to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with Tengtu or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation required by law.

               (b) UNDERWRITTEN PIGGYBACK OFFERINGS. If Tengtu at any time proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or

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through one or more underwriters, Tengtu will, subject to the provisions of
SECTION 2(C) and if requested by any holder of Registrable Securities, use its best efforts to arrange for such underwriters to include the Registrable Securities to be offered and sold by such Requesting Holders among the securities to be distributed by such underwriters, and such holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such Piggyback Registration. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between Tengtu and such underwriter or underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Tengtu to and for the benefit of such underwriters also be made to and for their benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to their obligations. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with Tengtu or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder's intended method of distribution and any other representation or agreement required by law or contemplated by SECTION 5(A). No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement.

               SECTION 5. HOLDBACK AGREEMENTS.

               (a) BY THE HOLDERS OF REGISTRABLE SECURITIES. If and to the extent requested by the Managing Underwriter (or, in the case of a non-underwritten Public Offering, Tengtu), each holder of Registrable Securities, by acquisition of such Registrable Securities, agrees, to the extent permitted by law, not to effect any public sale or distribution (including a sale under Rule 144) of such securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the ninety (90) days after the effective date of any registration statement filed by Tengtu in connection with an underwritten Public Offering (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter (or, in the case of a non-underwritten Public Offering, Tengtu), in order to complete the sale and distribution of the securities included in such registration), except as part of such registration statement, whether or not such holder participates in such registration.

               (b) BY TENGTU AND OTHER SHAREHOLDERS. If and to the extent requested by the Managing Underwriter, Tengtu agrees (x) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the ninety (90) days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Requested Registration or a Piggyback Registration (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8

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promulgated by the Commission (or any successor or similar forms thereto), and
(y) to cause each holder of its equity securities, or of any securities convertible into or exchangeable or exercisable for such securities, in each case purchased from Tengtu at any time after the date of this Agreement (other than in a Public Offering), to agree, to the extent permitted by law, not to effect any such public sale or distribution of such securities (including a sale under Rule 144) during such period, except as part of such underwritten registration.

               SECTION 6. INDEMNIFICATION.

               (a) INDEMNIFICATION BY TENGTU. Tengtu shall, to the full extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, its general or limited partners, directors, officers, employees, agents and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several (together, "LOSSES"), to which such seller or any such partner, director, officer, employee, agent or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and Tengtu will reimburse such seller and each such partner, director, officer, employee, agent and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); PROVIDED that Tengtu shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Tengtu through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such partner, director, officer, employee, agent or controlling Person, and shall survive the transfer of such securities by such seller. Tengtu shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their partners, officers, directors, employees, agents and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

               (b) INDEMNIFICATION BY THE SELLERS. Each holder of Registrable Securities which are included or are to be included in any registration statement filed in connection with a Requested Registration or a Piggyback Registration, as a condition to including Registrable

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Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless Tengtu, its directors, officers, employees, agents and each other Person, if any, who controls Tengtu within the meaning of the Securities Act, against any Losses to which Tengtu or any such director, officer, employee, agent or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Tengtu through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligation to provide indemnification pursuant to this SECTION 6(B) shall be several, and not joint and several, among such indemnifying Parties on the basis of the number of Registrable Securities included in such registration statement and the aggregate amount which may be recovered from any holder of Registrable Securities pursuant to the indemnification provided for in this SECTION 6(B) in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such holder from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Tengtu or any such director, officer, employee, agent or controlling Person and shall survive the transfer of such securities by such seller. Such holders shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their partners, officers, directors, employees, agents and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to Tengtu.

               (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding PARAGRAPH (A) OR (B) of this
SECTION 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this SECTION 6, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that the indemnified party may participate in such defense at the indemnified party's expense; and PROVIDED, FURTHER, that the indemnified party or indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the indemnified party or indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the indemnifying party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the indemnified Parties with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other indemnified Parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel for the indemnified Parties or counsels. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnifying party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

               (d) CONTRIBUTION. If the indemnity and reimbursement obligation provided for in any paragraph of this SECTION 6 is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were to be determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph.

               No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the indemnifying party if the indemnifying party was not guilty of such fraudulent misrepresentation.

               (e) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this SECTION 6 (with appropriate modifications) shall be given by Tengtu and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any Governmental or Regulatory Authority other than the Securities Act. The provisions of this
SECTION 6 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, Contract or otherwise.

               SECTION 7. COVENANTS RELATING TO RULE 144. Tengtu will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish such holder with such other information as such holder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration, and will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by Tengtu's principal financial officer, stating (a) Tengtu's name, address and telephone number (including area code), (b) Tengtu's IRS identification number, (c) Tengtu's Commission file number, (d) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by Tengtu, and (e) whether Tengtu has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

               SECTION 8. OTHER REGISTRATION RIGHTS.

               (a) NO EXISTING AGREEMENTS. Tengtu represents and warrants to Orion that there is not in effect on the date hereof any agreement by Tengtu pursuant to which any holders of securities of Tengtu have a right to cause Tengtu to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction.

               (b) FUTURE AGREEMENTS. Tengtu shall not hereafter agree with the holders of any securities issued or to be issued by Tengtu to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction unless such agreement specifically provides that (i) such holder of such securities may not participate in any Requested Registration except as provided in SECTION 1; (ii) the holder of such securities may not participate in any Piggyback Registration except as provided in SECTION 2; and
(iii) such securities may not be publicly offered or sold for the period specified in SECTION 5(B)(Y) under the circumstances described in such Section.

               SECTION 9. DEFINITIONS.

               (a) Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

               "BOARD" means the Board of Directors of Tengtu.

               "COMMISSION" means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

               "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company, as constituted on the date hereof, and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

               "CUTBACK REGISTRATION" means any Requested Registration or Piggyback Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises Tengtu and the Requesting Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of Tengtu which are not Registrable Securities) exceeds the number which can be sold in such offering without a material reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

               "EFFECTIVE REGISTRATION" means a Requested Registration which (a) has been declared or ordered effective in accordance with the rules of the Commission and (b) has been kept effective for the period of time contemplated by SECTION 3(B).

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               "FORM S-3" means Form S-3 promulgated by the Commission under the Securities Act, or any successor or similar short-form registration statement.

               "MANAGING UNDERWRITER" means, with respect to any Public Offering, the underwriter or underwriters managing such Public Offering.

               "NASD" means the National Association of Securities Dealers.

               "PERSON" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

               "PIGGYBACK REGISTRATION" means any registration of securities of Tengtu under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for shareholders of Tengtu or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto), whether for sale for the account of Tengtu or for the account of any holder of securities of Tengtu (other than Registrable Securities).

               "PUBLIC OFFERING" means any offering of Common Stock to the public, either on behalf of Tengtu or any of its shareholders, pursuant to an effective registration statement under the Securities Act.

               "REGISTRATION EXPENSES" means all expenses incident to Tengtu's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable

Securities in a Requested Registration or a Piggyback Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Tengtu and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, the fees and disbursements of counsel retained by the holders of the Registrable Securities being registered and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each holder thereof, PROVIDED that, in any case where Registration Expenses are not to be borne by Tengtu, such expenses shall not include salaries of Company personnel or general overhead expenses of Tengtu, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of Tengtu or other expenses for the preparation of financial statements or other data normally prepared by Tengtu in the ordinary course of its business or which Tengtu would have incurred in any event.

               "REGISTRABLE SECURITIES" means (i) the shares of Common Stock,
(ii) the shares of Common Stock issued or issuable upon the conversion of the convertible note issued in connection with the Loan Agreement (including any Common Stock issued by way of a distribution in respect thereof), (iii) the shares of Common Stock issued or issuable upon the exercise of the warrant issued in connection with the Loan Agreement and (iv) any additional shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of shares of Common Stock referred to in CLAUSES (I),
(II) OR (III), or acquired by way of any rights offering or similar offering made in respect of shares of Common Stock referred to in CLAUSES (I), (II) OR
(III). As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 or (iii) they shall have ceased to be outstanding.

               "RULE 144" means Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

               "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               "TRANSFEREE" means all Persons acquiring shares of Common Stock from Orion or from a Transferee.

               SECTION 10. MISCELLANEOUS.

               (a) NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

                     If to Tengtu:
                     C/o Hecht & Associates, P.C.
                     60 East 42nd Street, Suite 5101
                     New York, NY 10165-5101
                     Attention: Charles J. Hecht, Esq.
                     Facsimile No: 212-490-3263

                     If to Orion:
                     Orion Capital Incorporated
                     Sherway Executive Center
                     310 North Queen Street
                     Suite 103N
                     Etobicoke, Ontario M9C 5K4
                     Canada

                     Attention:           William Ballard
                     Facsimile No.: 416-620-7279

Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

               (b) ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

               (c) AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of Tengtu and the holders of two-thirds (2/3) or more of the Registrable Securities then outstanding or subject to issuance.

               (d) WAIVER. Subject to paragraph (e) of this Section 10, any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

               (e) CONSENTS AND WAIVERS BY HOLDERS. Any consent of the holders of Registrable Securities pursuant to this Agreement, and any waiver by the holders of Registrable Securities of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by the holders of Registrable Securities of two-thirds (2/3) or more of the Registrable Securities then outstanding or subject to issuance, and any such consent or waiver so given or taken will be binding on all the holders.

               (f) NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnification under Section 6.

               (g) SUCCESSORS AND ASSIGNS. The registration rights contained in this Agreement shall be transferable by any holder of Registrable Securities to any Person that acquires Registrable Securities from such holder (excluding any Person that acquires such Registrable Securities in a transaction pursuant to which such securities cease to be Registrable Securities).

               (h) HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

               (i) INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

               (j) REMEDIES. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

               Damages in the event of breach of this Agreement by any party hereto or any of their respective successors or permitted assigns would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and each party hereto, on its own behalf and behalf of its respective successors and permitted assigns, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

               (k) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               (l) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the __ day of March, 2001.

TENGTU INTERNATIONAL CORP.


By:
   -------------------------------------------

Name:     PAK KWAN CHENG
     -----------------------------------------

Title:       CHIEF EXECUTIVE OFFICER
       ---------------------------------------


CREDITOR

ORION CAPITAL, INCORPORATED



By:
   ----------------------------------------------

Name:      WILLIAM BALLARD
     --------------------------------------------

Title:
       ------------------------------------------